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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                August 19, 2002

                                MANOR CARE, INC.
             (Exact name of registrant as specified in its charter)


Delaware                           1-10858                   34-1687107
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)


         333 N. Summit Street, Toledo, Ohio          43604-2617
         (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code:  (419) 252-5500


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ITEM 5.  OTHER EVENTS

         On August 16, 2002, Manor Care, Inc. and Genesis Health Ventures, Inc. announced that they are withdrawing all outstanding legal actions against each other and have executed a new pharmacy agreement. A copy of this press release is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit.

99.1     Press Release dated August 16, 2002 of Manor Care, Inc.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Manor Care, Inc.
                                   (Registrant)

Date: August 19, 2002              By:    /s/ R. Jeffrey Bixler
                                          --------------------------------------
                                          R. Jeffrey Bixler, Vice President,
                                          General Counsel and Secretary




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                                  EXHIBIT INDEX


Exhibit
Number              Description
------              -----------

99.1     Press Release dated August 16, 2002 of Manor Care, Inc.